EXHIBIT 10.16


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT



         This Intellectual Property Security Agreement is made as of August 25, 1999, by and between Videonics, Inc. ("Borrower"), and Venture Banking Group, a division of Cupertino National Bank ("Bank").

                                    RECITALS

         A. Bank has agreed to lend to Borrower certain funds (the "Loan"), and Borrower desires to borrow such funds from Bank pursuant to the terms of a Loan Agreement of even date herewith (collectively, the "Loan Agreement").

         B. In order to induce Bank to make the Loan, Borrower has agreed to grant a first priority security interest in certain intangible property to Lender for purposes of securing the obligations of Borrower to Bank.

         NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

         1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Borrower's present or future indebtedness, obligations and liabilities to Bank, Borrower hereby assigns, transfers, conveys and grants a first priority security interest to Bank, as security, in and to Borrower's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

                  (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof that is created by Borrower, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

                  (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

                  (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and

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continuations-in-part  of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                  (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

                  (f) Right to the proceeds (excluding attorneys' and other professional and expert fees and expenses) arising from any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue on behalf of and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights or applicable law; and

                  (h) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. Authorization and Request. Borrower authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this security agreement.

         3. Covenants and Warranties. Borrower represents, warrants, covenants and agrees as follows:

                  (a) Borrower is now the sole owner of the Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business;

                  (b) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Borrower is party or by which Borrower is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Agreement constitutes an assignment;

                  (c) During the term of this Agreement, Borrower will not transfer or otherwise encumber any interest in the Collateral without Bank's prior written consent,

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which shall not be  unreasonably  withheld,  except for  non-exclusive  licenses granted by Borrower in the ordinary course of business or as set forth in this Agreement;

                  (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

                  (e) Borrower shall promptly advise Bank of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Borrower in or to any Trademark, Patent or Copyright not specified in this Agreement;

                  (f) Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld (provided that abandonment of intent to use applications shall not require Lender's consent), unless Borrower determines that reasonable business practices suggest that abandonment is appropriate.

                  (g) Borrower shall file registration applications for the most recent version of any of Borrower's Copyrights, if not so already registered, from time to time as Bank may reasonably request and shall, from time to time, execute and file such other instruments, and take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender's interest in the Collateral;

                  (h) This Agreement creates, and in the case of after acquired Collateral, this Agreement will create at the time Borrower first has rights in such after acquired Collateral, in favor of Bank a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Revolving Promissory Note dated August 25, 1999, executed by Borrower in favor of Bank upon making the filings referred to in clause (i) below;

                  (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder, and the filing of a financing statement (Form UCC-1) and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower in the U.S. or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies hereunder;

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                  (j) All information  heretofore,  herein or hereafter supplied to Lender by or on behalf of Borrower with respect to the Collateral is accurate and complete in all material respects.

                  (k) Borrower shall not enter into any agreement that would materially impair or conflict with Borrower's obligations hereunder without Bank 's prior written consent, which consent shall not be unreasonably withheld. Borrower shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Borrower's rights and interests in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts, and except that Borrower shall not be prohibited from granting exclusive and non-exclusive licenses, or entering into marketing and distribution agreements in the normal course of its business.

                  (l) Upon any executive officer of Borrower obtaining actual knowledge thereof, Borrower will promptly notify Lender in writing of any event that materially adversely affects the aggregate value of all Collateral, the ability of Borrower to dispose of a material amount of Collateral or the rights and remedies of Bank in relation thereto, including the levy of any legal process against a material amount of the Collateral.

         4. Bank's Rights. Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this Agreement to take but which Borrower fails to take, after fifteen (15) days' notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

         5. Inspection Rights. Borrower hereby grants to Bank and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Borrower, any of Borrower's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Borrower, provided that unless an Event of Default has occurred and is continuing, such inspections shall occur no more frequently than once every six calendar months.

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         6.       Further Assurances; Attorney in Fact.

                  (a) On a continuing basis, Borrower will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Bank, to perfect Bank's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Bank the grant or perfection of a security interest in all Collateral.

                  (b) Borrower hereby irrevocably appoints Bank as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, from time to time in Bank's discretion, to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                           (i) To modify, in its sole discretion, this Agreement
without first obtaining Borrower's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims any right, title or interest; and

                           (ii) To  file,  in its sole  discretion,  one or more
financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law.

         7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this Agreement:

                  (a) An Event of Default occurs under the Loan Agreement; or

                  (b) Borrower breaches any warranty or agreement made by Borrower in this Agreement and, as to any breach that is capable of cure, Borrower fails to cure such breach within five (5) days of the occurrence of such breach.

         8. Remedies. Upon the occurrence and continuance of an Event of Default, Bank shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Borrower to assemble the Collateral and any tangible property in which Bank has a security interest and to make it available to Bank at a place reasonably designated by Lender. Bank shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Bank to exercise its rights and

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remedies  upon the  occurrence  of an Event of  Default.  Borrower  will pay any expenses (including reasonable attorneys' fees) incurred by Bank in connection with the exercise of any of Bank's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Bank's rights and remedies with respect to the Collateral shall be cumulative.

         9. Indemnity. Borrower agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following or consequential to transactions between Bank and Borrower, whether under this Agreement or otherwise (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Bank's gross negligence or willful misconduct.

         10. Reassignment. At such time as Borrower shall completely satisfy all of the obligations secured hereunder, Bank shall execute and deliver to Borrower all deeds, assignments and other instruments as may be necessary or proper to revest in Borrower full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.

         11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         12. Attorneys' Fees. If any action relating to this Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

         13. Amendments. This Agreement may be amended only by a written instrument signed by both parties hereto.

         14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         15. California Law and Jurisdiction; Jury Waiver. This Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions. Borrower and Bank consent to the exclusive jurisdiction of any state or federal court located in Santa Clara County, California. Borrower AND Bank EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LOAN AGREEMENT, THIS AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the day and year first above written.


Address of Borrower:                    Borrower:

1370 Dell Avenue                        Videonics, Inc.
Campbell, CA 95008

Attn: Gary Williams                     By: /s/ Gary Williams
                                            -----------------

Title:


Address of Lender:                      Bank:

Three Palo Alto Square, Suite 150       Venture Banking Group, a division of
Palo Alto, CA  94306                    Cupertino National Bank

Attn:  Nan Walton                       By: /s/ Jason Hartmann
                                            ------------------

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                                    EXHIBIT A

                                   Copyrights


                                        Registration/             Registration/
                                        Application               Application
Description                                Number                     Date
-----------                                ------                     ----

                                    EXHIBIT B

                                     Patents


                                        Registration/             Registration/
                                        Application               Application
Description                                Number                     Date
-----------                                ------                     ----

                                    EXHIBIT C

                                   Trademarks


                                        Registration/             Registration/
                                        Application               Application
Description                                Number                     Date
-----------                                ------                     ----